Exhibit 10.4

AMENDED AND RESTATED CANADIAN PLEDGE AGREEMENT

THIS AMENDED AND RESTATED CANADIAN PLEDGE AGREEMENT (this “Pledge Agreement”), dated as of March, 15 2013, is by and among ARMSTRONG WORLD INDUSTRIES, INC., a Pennsylvania corporation (the “Pledgor”) and BANK OF AMERICA, N.A., as collateral agent (in such capacity, the “Collateral Agent”) for the holders of the Secured Obligations referenced below.

W I T N E S S E T H

WHEREAS, revolving credit and term loan facilities were established in favour of the Pledgor pursuant to the terms of that certain amended and restated credit agreement dated as of November 23, 2010 (as amended and modified prior to the Closing Date, the “Existing Credit Agreement”) among the Pledgor, certain of its Subsidiaries, as guarantors thereunder, the lenders party thereto and Bank of America, N.A., as administrative agent for the lenders thereunder;

WHEREAS, in connection with the Existing Credit Agreement, the Pledgor entered into that certain Amended and Restated Pledge Agreement dated as of November 23, 2010 (the “Existing Pledge Agreement”);

WHEREAS, the Pledgor has requested certain modifications to the revolving credit and term loan facilities under the Existing Credit Agreement;

WHEREAS, the Lenders have agreed to the requested modifications on the terms and conditions provided in that certain Amended and Restated Credit Agreement, dated as of the date hereof (as amended and modified, the “Credit Agreement”), among the Pledgor and Armstrong Wood Products, Inc., a Delaware corporation (“Armstrong Wood Products”; together with the Pledgor, the “Borrowers”), certain of their Subsidiaries, as guarantors thereunder, the lenders party thereto and Bank of America, N.A., as administrative agent for the lenders thereunder; and

WHEREAS, this Pledge Agreement is required under the terms of the Credit Agreement, and is given in amendment to, restatement of and substitution for the Existing Pledge Agreement provided in connection with the Existing Credit Agreement.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

(a) Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the definitions in Section 1.01 of the Credit Agreement provided however that for the purposes hereof, any references to the “Uniform Commercial Code” or “UCC” in such definitions shall and shall be deemed to mean “the UCC, the PPSA or the STA, as applicable”. In addition, the following terms which are defined, as applicable, in (i) the UCC; (ii) the PPSA; or (iii) the STA are used as defined therein: Accession, Financial Asset, Investment Property, Proceeds and Security. For greater certainty, where any such term is defined in more than one of the UCC, PPSA or STA (each, an “Applicable Statute”), its meaning for the purposes of any provision of this Agreement where such term is used shall be the meaning ascribed to such term in the Applicable Statute that applies to such provision.

(b) As used herein, the following terms shall have the meanings set forth below:

“Borrowers” has the meaning provided in the recitals hereof.

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“Collateral Agent” has the meaning provided in the introductory paragraph hereof, together with its successors and assigns.

“Credit Agreement” has the meaning provided in the recitals hereof.

“Event of Default” has the meaning provided in Section 8 hereof.

“Existing Credit Agreement” has the meaning provided in the recitals hereof.

“Existing Pledge Agreement” has the meaning provided in the recitals hereof.

“Pledge Agreement” has the meaning provided in the introductory paragraph hereof, as amended and modified.

“Pledged Collateral” has the meaning provided in Section 2 hereof.

“Pledged Shares” has the meaning provided in Section 2(a) hereof.

“Pledgor” has the meaning provided in the introductory paragraph hereof.

“PPSA” means the Personal Property Security Act as in force from time to time in the relevant province or territory of Canada.

“Secured Obligations” means, without duplication, (a) all Obligations and (b) all costs and expenses incurred in connection with enforcement and collection of the Secured Obligations, including reasonable legal fees and expenses.

“STA” means the Securities Transfer Act as in force from time to time in the relevant province or territory of Canada.

“UCC” means the Uniform Commercial Code as in effect in the state of New York from time to time.

2. Pledge and Grant of Security Interest. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, the Pledgor hereby grants, pledges and assigns to the Collateral Agent, for the benefit of the holders of the Secured Obligations, a continuing security interest in any and all right, title and interest of the Pledgor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Pledged Collateral”):

(a) Pledged Shares. Sixty-five percent (65%) (or, if less, the full amount owned by the Pledgor) of the issued and outstanding Capital Stock owned by the Pledgor of each Material First-Tier Foreign Subsidiary formed or existing under the laws of Canada, or any province or territory thereof set forth on Schedule 2(a) attached hereto, in each case together with the certificates (or other agreements or instruments), if any, representing such Capital Stock, and all options and other rights, contractual or otherwise, with respect thereto (collectively, together with the Capital Stock described in Section 2(b) and 2(c) below, the “Pledged Shares”), including the following:

(A) all shares, securities, membership interests or other equity interests representing a dividend on any of the Pledged Shares, or representing a distribution or return of capital upon or in respect of the Pledged Shares, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder of, or otherwise in respect of, the Pledged Shares; and

(B) without affecting the obligations of the Pledgor under any provision prohibiting such action hereunder or under the Credit Agreement, in the event of any consolidation or merger involving the issuer of any Pledged Shares and in which such issuer is not the surviving entity, all Capital Stock of the successor entity formed by or resulting from such consolidation or merger.

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(b) Additional Shares. Sixty-five percent (65%) (or, if less, the full amount owned by the Pledgor) of the issued and outstanding Capital Stock owned by the Pledgor of any Person that hereafter becomes a Material First-Tier Foreign Subsidiary formed or existing under the laws of Canada, or any province or territory thereof, including the certificates (or other agreements or instruments) representing such Capital Stock.

(c) Proceeds. All Proceeds of any and all of the foregoing.

Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that the Pledgor may from time to time hereafter deliver additional Capital Stock to the Collateral Agent as collateral security for the Secured Obligations. Upon delivery to the Collateral Agent, such additional Capital Stock shall be deemed to be part of the Pledged Collateral of the Pledgor and shall be subject to the terms of this Pledge Agreement whether or not Schedule 2(a) is amended to refer to such additional Capital Stock. Notwithstanding anything to the contrary contained herein, the security interests granted under this Pledge Agreement shall not extend to, and the “Pledged Collateral” shall not include, any Excluded Property.

3. Security for Secured Obligations. The security interest created hereby in the Pledged Collateral of the Pledgor constitutes continuing collateral security for all of the Secured Obligations.

4. Delivery of the Pledged Collateral. The Pledgor hereby agrees that:

(a) To the extent that Pledged Collateral is certificated, the Pledgor shall (subject to the provisions of Section 7.14 of the Credit Agreement) deliver to the Collateral Agent (i) simultaneously with or prior to the execution and delivery of this Pledge Agreement, all certificates representing the Pledged Shares of the Pledgor and (ii) promptly upon the receipt thereof by or on behalf of the Pledgor, all other certificates and instruments constituting Pledged Collateral of the Pledgor. The Collateral Agent hereby acknowledges that the certificate representing the Pledged Shares of the Pledgor as of the date hereof was previously delivered to its counsel in connection with the Existing Pledge Agreement. Prior to delivery to the Collateral Agent, all such certificates and instruments constituting Pledged Collateral of the Pledgor shall be held in trust by the Pledgor for the benefit of the Collateral Agent pursuant hereto. All such certificates shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit 4(a) attached hereto.

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(b) Additional Securities. If the Pledgor shall receive by virtue of its being or having been the owner of any Pledged Collateral, any (i) certificate, including any certificate representing a dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares or other equity interests, stock splits, spin-off or split-off, promissory notes or other instruments; (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Pledged Collateral or otherwise; (iii) dividends payable in securities; or (iv) distributions of securities in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then the Pledgor shall receive such certificate, instrument, option, right or distribution in trust for the benefit of the Collateral Agent, shall segregate it from the Pledgor’s other property and shall deliver it forthwith to the Collateral Agent in the exact form received together with any necessary endorsement and/or appropriate stock power duly executed in blank, substantially in the form provided in Exhibit 4(a), to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Secured Obligations.

(c) Financing Statements. To the extent required by applicable law, the Pledgor authorizes the Collateral Agent to file one or more financing statements disclosing the Collateral Agent’s security interest in the Pledged Collateral. The Pledgor shall execute and deliver to the Collateral Agent such other applicable financing statements, other filings and other documents as may be reasonably requested by the Collateral Agent in order to perfect and protect the security interest created hereby in the Pledged Collateral of the Pledgor.

5. Representations and Warranties. The Pledgor hereby represents and warrants to the Collateral Agent, for the benefit of the holders of the Secured Obligations, that so long as any of the Secured Obligations remains outstanding and until all of the commitments relating thereto have been terminated:

(a) Authorization of Pledged Shares. The Pledged Shares have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to the pre-emptive rights of any Person.

(b) Title. The Pledgor has good and indefeasible title to the Pledged Collateral of the Pledgor and is the legal and beneficial owner of such Pledged Collateral free and clear of any Lien, other than Permitted Liens. With respect to the Pledged Shares of the Pledgor, there exists no “adverse claim” within the meaning of (i) Section 8-102 of the UCC or (ii) any corresponding provision of the PPSA.

(c) Exercising of Rights. The exercise by the Collateral Agent of its rights and remedies hereunder will not violate any Law or governmental regulation or any material contractual restriction binding on or affecting the Pledgor or any of its property.

(d) Pledgor’s Authority. No authorization, approval or action by, and no notice or filing with, any Governmental Authority or the issuer of any Pledged Stock, its directors or shareholders is required either (i) for the pledge made by the Pledgor or for the granting of the security interest by the Pledgor pursuant to this Pledge Agreement (except as have been already obtained) or (ii) for the exercise by the Collateral Agent or the holders of the Secured Obligations of their rights and remedies hereunder (except as may be required by Laws affecting the offering

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and sale of securities), except for such authorization, approvals or actions as have already been obtained or performed and are in full force and effect. Without limiting the generality of the foregoing, there are no restrictions in any of the Organization Documents of the issuer of the Pledged Shares which would limit or restrict the grant of security interest hereunder or the exercise of the rights and remedies conferred hereby except such restrictions as have already been complied with.

(e) Security Interest/Priority. This Pledge Agreement creates a valid security interest in favour of the Collateral Agent for the benefit of the holders of the Secured Obligations, in the Pledged Collateral. The taking of possession by the Collateral Agent or its duly authorized agent of the certificates representing the Pledged Shares, or the acknowledgement by such agent that it holds such certificates for the Agent, together with duly executed instruments of transfer or assignment in blank, substantially in the form provided in Schedule 4(a) attached hereto, and all other certificates and instruments constituting Pledged Collateral, will perfect and establish the first priority of the Collateral Agent’s security interest in the Pledged Shares, and such possession will establish the first priority of such security interest in all other Pledged Collateral represented by such Pledged Shares and instruments securing the Secured Obligations. Except as set forth in this Section 5(e), no action is necessary at this time to perfect or otherwise protect such security interest.

(f) Partnership and Membership Interests. As of the date hereof, none of the Pledged Shares consist of partnership or limited liability company interests. Except as previously disclosed to the Collateral Agent, none of the Pledged Shares consisting of partnership or limited liability company interests (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC or any corresponding provisions of the STA, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a Security or a Financial Asset.

(g) No Other Interests. As of the Closing Date, pursuant to the terms of the Credit Agreement, the Pledgor is not required to pledge any Capital Stock in any Subsidiary other than as set forth on Schedule 2(a) attached hereto.

(h) None of the issuers of the Pledged Shares are unlimited liability companies and neither the Collateral Agent nor any other person shall be liable for the obligations of any issuer of the Pledged Shares as a result of the grant of security interest hereunder or the exercise of the rights and remedies conferred hereby.

6. Covenants. The Pledgor hereby covenants, that so long as any of the Secured Obligations remains outstanding and until all of the commitments relating thereto have been terminated, the Pledgor shall:

(a) Books and Records. Upon the reasonable request of the Collateral Agent, mark its books and records (and shall cause the issuer of the Pledged Shares of the Pledgor to mark its books and records) to reflect the security interest granted to the Collateral Agent, for the benefit of the holders of the Secured Obligations, pursuant to this Pledge Agreement.

(b) Defense of Title. Warrant and defend title to and ownership of the Pledged Collateral of the Pledgor at its own expense against the claims and demands of all other parties claiming an interest therein, keep the Pledged Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of Pledged Collateral of the Pledgor or any interest therein, except as permitted under the Credit Agreement and the other Loan Documents.

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(c) Further Assurances. Promptly execute and deliver at its expense all further instruments and documents and take all further action that may be necessary and desirable or that the Collateral Agent may reasonably request in order to (i) perfect and protect the security interest created hereby in the Pledged Collateral of the Pledgor (including any and all action necessary to satisfy the Collateral Agent that the Collateral Agent has obtained a first priority perfected security interest in all Pledged Collateral); (ii) enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral of the Pledgor; and (iii) otherwise effect the purposes of this Pledge Agreement.

(d) Amendments. Not make or consent to any amendment or other modification or waiver with respect to any of the Pledged Collateral of the Pledgor or enter into any agreement or allow to exist any restriction with respect to any of the Pledged Collateral of the Pledgor other than pursuant hereto or as may be permitted under the Credit Agreement.

(e) Compliance with Securities Laws. File all reports and other information now or hereafter required to be filed by the Pledgor with the United States Securities and Exchange Commission, the Ontario Securities Commission, and any other state, provincial, territorial, federal or foreign agency in connection with the ownership of the Pledged Collateral of the Pledgor.

(f) Issuance or Acquisition of Capital Stock Consisting of an Interest in a Partnership or a Limited Liability Company. Not, without executing and delivering, or causing to be executed and delivered, to the Collateral Agent such agreements, documents and instruments as the Collateral Agent may require, issue or acquire any Capital Stock of a Subsidiary consisting of an interest in a partnership or a limited liability company that (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC or the STA, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a Security or a Financial Asset.

7. Advances by Holders of the Secured Obligations. On failure of the Pledgor to perform any of the covenants and agreements contained herein and upon prior written notice to the Pledgor, the Collateral Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Collateral Agent may reasonably deem advisable in the performance thereof, including the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures that the Collateral Agent may make for the protection of the security hereof or may be compelled to make by operation of Law. All such sums and amounts so expended shall be repayable by the Pledgor promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall, subjection to Section 2.08 of the Credit Agreement, bear interest from the date said amounts are expended at the rate then applicable to Revolving Loans that are Base Rate Loans. No such performance of any covenant or agreement by the Collateral Agent on behalf of the Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgor of any default under the terms of this Pledge Agreement, the other Loan Documents or any other documents relating to the Secured Obligations. The Collateral Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by the Pledgor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

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8. Events of Default. The occurrence of an event that would constitute an Event of Default under the Credit Agreement shall be an Event of Default hereunder (an “Event of Default”).

9. Remedies.

(a) General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Collateral Agent and the holders of the Secured Obligations shall have, in addition to the rights and remedies provided herein, in the Loan Documents, in any other documents relating to the Secured Obligations, or by Law (including levy of attachment and garnishment), the rights and remedies of a secured party under the UCC or the PPSA, as the case may be, of the jurisdiction applicable to the enforcement of security interests in the affected Pledged Collateral.

(b) Sale of Pledged Collateral. Upon the occurrence of an Event of Default and during the continuation thereof, without limiting the generality of this Section 9 and without notice, the Collateral Agent may, in its sole discretion, sell or otherwise dispose of or realize upon the Pledged Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker’s board or elsewhere, at such price or prices and on such other terms as the Collateral Agent may deem commercially reasonable, for cash, credit or for future delivery or otherwise in accordance with applicable Law. To the extent permitted by Law, any holder of the Secured Obligations may in such event, bid for the purchase of such securities. The Pledgor agrees that, to the extent notice of sale shall be required by Law and has not been waived by the Pledgor, any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to the Pledgor, in accordance with the notice provisions of Section 11.02 of the Credit Agreement at least ten (10) days before the time of such sale or such other notice as may be required by applicable Law. The Collateral Agent shall not be obligated to make any sale of Pledged Collateral of the Pledgor regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(c) Private Sale. Upon the occurrence of an Event of Default and during the continuation thereof, the Pledgor recognizes that the Collateral Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any of the securities constituting Pledged Collateral and that the Collateral Agent may, therefore, determine to make one or more private sales of any such Pledged Collateral to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor hereby waives any claims against the Collateral Agent arising by reason that any such private sale shall not have been made in a commercially reasonable manner and agrees that the Collateral Agent shall have no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit the issuer of such Pledged Collateral to register such Pledged Collateral for public sale under the Securities Act or qualify such Pledged Collateral for sale under the applicable Law as in force from time to time in the relevant province or territory of Canada. The Pledgor further acknowledges and agrees that any offer to sell such Pledged Collateral that has

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been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act or the applicable Law as in force from time to time in the relevant province or territory of Canada), or (ii) made privately in the manner described above shall be deemed to involve a “public sale” under the UCC and the PPSA, as applicable, notwithstanding that such sale may not constitute a “public offering” under the Securities Act or the applicable Law as in force from time to time in the relevant province or territory of Canada, and the Collateral Agent may, in such event, bid for the purchase of such Pledged Collateral.

(d) Retention of Pledged Collateral. To the extent permitted under applicable Law, in addition to the rights and remedies hereunder, upon the occurrence and continuance of an Event of Default, the Collateral Agent may, after providing the notices required by Sections 9-620 and 9-621 of the UCC or Section 65 of the PPSA (Ontario) as applicable, or otherwise complying with the requirements of applicable Law of the relevant jurisdiction, accept or retain all or any portion of the Pledged Collateral in satisfaction of the Secured Obligations. Unless and until the Collateral Agent shall have provided such notices, however, the Collateral Agent shall not be deemed to have accepted or retained any Pledged Collateral in satisfaction of any Secured Obligations for any reason.

(e) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent or the holders of the Secured Obligations are legally entitled, the Pledgor shall be liable for the deficiency, together with interest thereon at the Default Rate, together with the costs of collection and reasonable legal fees and expenses. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Pledgor or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

10. Rights of the Collateral Agent.

(a) Power of Attorney. In addition to other powers of attorney contained herein, the Pledgor hereby designates and appoints the Collateral Agent, on behalf of the holders of the Secured Obligations, and each of its designees or agents, as attorney-in-fact of the Pledgor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default:

(i) to demand, collect, settle, compromise and adjust, and give discharges and releases concerning the Pledged Collateral, all as the Collateral Agent may reasonably deem appropriate;

(ii) to commence and prosecute any actions at any court for the purposes of collecting any of the Pledged Collateral and enforcing any other right in respect thereof;

(iii) to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Collateral Agent may reasonably deem appropriate;

(iv) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Pledged Collateral;

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(v) to direct any parties liable for any payment in connection with any of the Pledged Collateral to make payment of any and all monies due and to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct;

(vi) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral;

(vii) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Pledged Collateral;

(viii) to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security and pledge agreements, affidavits, notices and other agreements, instruments and documents that the Collateral Agent may reasonably deem appropriate in order to perfect and maintain the security interests and liens granted in this Pledge Agreement and in order to fully consummate all of the transactions contemplated therein;

(ix) to exchange any of the Pledged Collateral or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Collateral Agent may reasonably deem appropriate;

(x) to vote for a shareholder resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Collateral into the name of the Collateral Agent or one or more of the holders of the Secured Obligations or into the name of any transferee to whom the Pledged Collateral or any part thereof may be sold pursuant to Section 9 hereof; and

(xi) to do and perform all such other acts and things as the Collateral Agent may reasonably deem appropriate or convenient in connection with the Pledged Collateral.

This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Secured Obligations shall remain outstanding and until all of the commitments relating thereto shall have been terminated. The Collateral Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Collateral Agent in this Pledge Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Collateral Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or Law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or wilful misconduct. This power of attorney is conferred on the Collateral Agent solely to protect, preserve and realize upon its security interest in the Pledged Collateral.

(b) Assignment by the Collateral Agent. The Collateral Agent may assign the Secured Obligations and any portion thereof and/or the Pledged Collateral and any portion thereof to a successor collateral agent appointed pursuant to Section 10.09 of the Credit Agreement, and the assignee shall be entitled to all of the rights and remedies of the Collateral Agent under this Pledge Agreement in relation thereto.

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(c) The Collateral Agent’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody and preservation of the Pledged Collateral while being held by the Collateral Agent hereunder, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Pledgor shall be responsible for preservation of all rights in the Pledged Collateral, and the Collateral Agent shall be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering the surrender of it to the Pledgor. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Collateral Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any of the Pledged Collateral.

(d) Voting Rights in Respect of the Pledged Collateral.

(i) So long as no Event of Default shall have occurred and be continuing, to the extent permitted by Law, the Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral of the Pledgor or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Credit Agreement; and

(ii) Upon the occurrence and during the continuance of an Event of Default and notice from the Collateral Agent to the Pledgor that the Collateral Agent intends to exercise its rights pursuant to this paragraph (ii), all rights of the Pledgor to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to paragraph (i) of this subsection shall cease and all such rights shall thereupon become vested in the Collateral Agent, which shall then have the sole right to exercise such voting and other consensual rights.

(e) Dividend Rights in Respect of the Pledged Collateral.

(i) So long as no Event of Default shall have occurred and be continuing and subject to Section 4(b) hereof, the Pledgor may receive and retain any and all dividends (other than stock dividends and other dividends constituting Pledged Collateral addressed hereinabove) or interest paid in respect of the Pledged Collateral to the extent they are allowed under the Credit Agreement.

(ii) Upon the occurrence and during the continuance of an Event of Default and notice from the Collateral Agent to the Pledgor that the Collateral Agent intends to exercise its rights pursuant to this paragraph (e):

(A) all rights of the Pledgor to receive the dividends and interest payments that it would otherwise be authorized to receive and retain pursuant to

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paragraph (i) of this subsection shall cease and all such rights shall thereupon be vested in the Collateral Agent, which shall then have the sole right to receive and hold as Pledged Collateral such dividends and interest payments; and

(B) all dividends and interest payments that are received by the Pledgor contrary to the provisions of paragraph (A) of this subsection shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of the Pledgor, and shall be forthwith paid over to the Collateral Agent as Pledged Collateral in the exact form received, to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Secured Obligations.

(f) Release of Pledged Collateral. The Collateral Agent may release any of the Pledged Collateral from this Pledge Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Pledge Agreement as to any Pledged Collateral not expressly released or substituted, and this Pledge Agreement shall continue as a first priority lien on all Pledged Collateral not expressly released or substituted.

11. Rights of Required Lenders. All rights of the Collateral Agent hereunder, if not exercised by the Collateral Agent, may be exercised by the Required Lenders.

12. Application of Proceeds. Upon the occurrence and during the continuation of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of the Pledged Collateral, when received by the Collateral Agent or any of the holders of the Secured Obligations in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in the Credit Agreement or other document relating to the Secured Obligations, and the Pledgor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Collateral Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Collateral Agent’s sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

13. Costs of Counsel. At all times hereafter, whether or not upon the occurrence of an Event of Default, the Pledgor agree to promptly pay upon demand any and all reasonable costs and expenses (including reasonable legal fees and expenses) of the Collateral Agent and the holders of the Secured Obligations (a) as required under Section 11.04 of the Credit Agreement and (b) as necessary to protect the Pledged Collateral or to exercise any rights or remedies under this Pledge Agreement or with respect to any of the Pledged Collateral. All of the foregoing costs and expenses shall constitute Secured Obligations hereunder.

14. Continuing Agreement.

(a) This Pledge Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Secured Obligations remains outstanding (other than contingent indemnity obligations not yet due and payable) and until all of the commitments relating thereto have been terminated. Upon such payment and termination, this Pledge Agreement shall be automatically terminated and the Collateral Agent shall, upon the request and at the expense of the Pledgor, forthwith release and discharge all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements, PPSA

ARMSTRONG WORLD INDUSTRIES, INC.

AMENDED AND RESTATED CANADIAN PLEDGE AGREEMENT

discharges and/or other documents reasonably requested by the Pledgor evidencing such termination, release and discharge and shall re-deliver the certificates evidencing the Pledged Shares to the Pledgor or to such other Person as the Pledgor shall direct. Notwithstanding the foregoing, all indemnities provided hereunder shall survive termination of this Pledge Agreement.

(b) This Pledge Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any holder of the Secured Obligations as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar Law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including reasonable legal fees and expenses) incurred by the Collateral Agent or any holder of the Secured Obligations in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

15. Amendments and Waivers. This Pledge Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.01 of the Credit Agreement.

16. Successors in Interest. This Pledge Agreement shall create a continuing security interest in the Collateral and shall be binding upon the Pledgor, its successors and assigns, and shall inure, together with the rights and remedies of the Collateral Agent and the holders of the Secured Obligations hereunder, to the benefit of the Collateral Agent and the holders of the Secured Obligations and their successors and permitted assigns; provided, however, that none of the Pledgor may assign its rights or delegate its duties hereunder without the prior written consent of the requisite Lenders under the Credit Agreement.

17. Notices. All notices required or permitted to be given under this Pledge Agreement shall be given as provided in Section 11.02 of the Credit Agreement.

18. Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart.

19. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Pledge Agreement.

20. Governing Law; Submission to Jurisdiction; Venue.

(a) THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS PLEDGE AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE PROVINCE OF ONTARIO AND ALL COURTS COMPETENT TO HEAR APPEALS THEREFROM, OR, IF THE COLLATERAL

ARMSTRONG WORLD INDUSTRIES, INC.

AMENDED AND RESTATED CANADIAN PLEDGE AGREEMENT

AGENT SO ELECTS, THE STATE OF NEW YORK SITTING IN NEW YORK, NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS PLEDGE AGREEMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS PLEDGE AGREEMENT OR OTHER DOCUMENT RELATED HERETO. EACH PARTY HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH PROVINCE OR STATE, AS APPLICABLE.

(c) EACH PARTY TO THIS PLEDGE AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS PLEDGE AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS PLEDGE AGREEMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS PLEDGE AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

21. Severability. If any provision of this Pledge Agreement or any related document is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Pledge Agreement and any other related document shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

22. Entirety. This Pledge Agreement, the other Loan Documents and the other documents relating to the Secured Obligations comprise the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. This Pledge Agreement was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favour of any party, but rather in accordance with the fair meaning thereof.

23. Survival. All representations and warranties made hereunder or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent, the Collateral Agent and each Lender, regardless of any investigation made by the Administrative Agent, the Collateral Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent, the Collateral Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

ARMSTRONG WORLD INDUSTRIES, INC.

AMENDED AND RESTATED CANADIAN PLEDGE AGREEMENT

24. Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Pledged Collateral (including real and other personal property owned by the Pledgor), or by a guarantee, endorsement or property of any other Person, then the Collateral Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Collateral Agent shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Collateral Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of the Collateral Agent or the holders of the Secured Obligations under this Pledge Agreement, under any of the other Loan Documents or under any other document relating to the Secured Obligations.

25. Limitation on Guarantor Obligations. Notwithstanding any provision to the contrary contained herein, in any other of the Loan Documents or in any other documents relating to the Secured Obligations, the obligations of each Guarantor under the Credit Agreement and the other Loan Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the Bankruptcy Code of the United States or any other applicable Debtor Relief Law (including any comparable provisions of any applicable state, or Canadian provincial, territorial or federal law).

26. Replacement of Existing Pledge Agreement. As of the date hereof, the Existing Pledge Agreement shall be amended, restated and superseded and replaced in its entirety by this Pledge Agreement.

[Signatures on Following Pages]

ARMSTRONG WORLD INDUSTRIES, INC.

AMENDED AND RESTATED CANADIAN PLEDGE AGREEMENT

Each of the parties hereto has caused a counterpart of this Pledge Agreement to be duly executed and delivered as of the date first above written.

PLEDGOR:	ARMSTRONG WORLD INDUSTRIES, INC.,
a Pennsylvania corporation

By:

Name:

Title:

ARMSTRONG WORLD INDUSTRIES, INC.

AMENDED AND RESTATED CANADIAN PLEDGE AGREEMENT

Accepted and agreed to as of the date first above written.

BANK OF AMERICA, N.A., as Collateral Agent

By:
Name:
Title:

ARMSTRONG WORLD INDUSTRIES, INC.

AMENDED AND RESTATED CANADIAN PLEDGE AGREEMENT

SCHEDULES

Schedule 2(a)	Pledged Stock

EXHIBITS

Exhibit 4(a)	Form of Stock Power

ARMSTRONG WORLD INDUSTRIES, INC.

AMENDED AND RESTATED CANADIAN PLEDGE AGREEMENT

Schedule 2(a)

to

Amended and Restated Pledge Agreement

dated as of March [15], 2013

in favour of Bank of America, N.A.,

as Collateral Agent

PLEDGED STOCK

Subsidiary	Class of Shares	Number held by Pledgor

Armstrong World Industries Canada Ltd.	Common	500

ARMSTRONG WORLD INDUSTRIES, INC.

AMENDED AND RESTATED CANADIAN PLEDGE AGREEMENT

Exhibit 4(a)

to

Amended and Restated Pledge Agreement

dated as of March [15], 2013

in favour of Bank of America, N.A.,

as Collateral Agent

Form of Irrevocable Stock Power

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to

the following shares of capital stock of                                          [ISSUER], a                          corporation:

No. of Shares	Certificate No.

and irrevocably appoints                                                               its agent and attorney-in-fact to transfer all or any part of such capital stock and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him. The effectiveness of a transfer pursuant to this stock power shall be subject to any and all transfer restrictions referenced on the face of the certificates evidencing such interest or in the certificate of incorporation or bylaws of the subject corporation, to the extent they may from time to time exist.

ARMSTRONG WORLD INDUSTRIES, INC.

By:
Name:
Title:

ARMSTRONG WORLD INDUSTRIES, INC.

AMENDED AND RESTATED CANADIAN PLEDGE AGREEMENT